Result for the Year	12 Months Ended
Dec. 31, 2025
Results for the Year [Abstract]
Result for the Year	Section 2 - Result for the Year
This section includes disclosures related to revenue, information about geographical areas, staff costs, corporate and deferred tax, and profit per share.
2.1 - Revenue

	2025	2024	2023
Revenue by type:
Royalties	3,102	2,517	1,989
Net product Sales	398	253	61
Reimbursement revenue	53	144	124
Milestone revenue	97	145	171
Collaboration revenue	70	62	45
Total	3,720	3,121	2,390

Revenue by collaboration partner:
Janssen	2,565	2,091	1,734
AbbVie	66	58	106
Roche	106	107	102
Novartis	446	408	219
BioNTech	40	127	114
Pfizer[1]	77	77	54
Other	22	—	—
Total[2]	3,322	2,868	2,329

Royalties by product:
DARZALEX	2,443	2,019	1,635
Kesimpta	443	323	217
TEPEZZA	105	106	102
Other[3]	111	69	35
Total	3,102	2,517	1,989
1.Pzifer acquired Seagen in December 2023
2.Excludes Genmab’s Net product sales
3.Other consist of royalties from net sales of RYBREVANT, TECVAYLI, TALVEY and TEPKINLY

Accounting Policies
Genmab recognizes revenue when its customer obtains control of promised goods or services, in an amount that reflects the consideration that it expects to receive in exchange for those goods or services. To determine revenue recognition for arrangements that Genmab determines are within the scope of IFRS 15,
Genmab performs the following five steps: (i) identify the contract(s) with a customer; (ii) identify the performance obligations in the contract; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligations in the contract; and (v) recognize revenue when (or as) the entity satisfies a performance obligation. Genmab only applies the five-step model to contracts when it is probable that the Company will collect the consideration it is entitled to in exchange for the goods or services it transfers to the customer. At contract inception, once the contract is determined to be within the scope of IFRS 15, Genmab assesses the goods and services promised within each contract and identifies as a performance obligation each good or service that is distinct. Revenue is recognized in the amount of the transaction price that is allocated to the respective performance obligation when (or as) the performance obligation is satisfied.
Royalties: Certain of Genmab’s license and collaboration agreements include sales-based royalties based on the level of sales. The license has been deemed to be the predominant item to which the royalties relate under Genmab’s license and collaboration agreements. As a result, Genmab recognizes revenue when the related sales occur.
Net Product Sales: Revenue from the sale of goods is recognized when control is transferred to the customer and it is probable that Genmab will collect the consideration to which it is entitled for transferring the products. Control of the products is transferred at a single point in time which occurs upon delivery to the customer. The amount of sales to be recognized is based on the consideration Genmab expects to receive in exchange for its goods. When sales are recognized, an estimate for a variety of sales deductions is also recorded such as cash discounts, government rebates, chargebacks, wholesaler fees, other rebates and administrative fees, sales returns and allowances and other sales discounts. Sales deductions are estimated and recognized as a reduction of gross product sales to arrive at net product sales, by assessing the expected value of the sales deductions (variable consideration). Sales deductions are estimated and provided for at the time the related sales are recorded. Genmab’s estimates related to sales deductions require significant use of estimates as not all conditions are known at the time of sale. The estimates are based on analyses of existing contractual obligations, historical experience, drug product analogs and payer channel mix. Genmab considers the provisions established for sales deductions to be reasonable and appropriate based on currently available information; however, the actual amount of deductions may differ from the amounts estimated by Management as more information becomes available. Estimates will be assessed each period and adjusted as required based on updated information and actual experience.
When Genmab is determined to be the principal in sales to end customers, all product sales are included in net product sales in the Consolidated Statements of Comprehensive Income. As of December 31, 2025, all
net product sales relate to sales of EPKINLY in the US and Japan and Tivdak in Japan and Germany,
pursuant to the Collaboration Agreements with AbbVie and Pfizer, respectively.
Reimbursement Revenue for R&D Services: Genmab’s research collaboration agreements include provisions for reimbursement or cost sharing for R&D services and payment for full time equivalents (“FTEs”) at contractual rates. R&D services are performed and satisfied over time given that the customer simultaneously receives and consumes the benefits provided by Genmab and revenue for research services is recognized over time rather than at a point in time.
Milestone Revenue: Certain of Genmab’s license and collaboration agreements include development, regulatory and commercial milestone payments based on the level of sales. At the inception of each arrangement that includes milestone payments, Genmab evaluates whether the achievement of milestones is considered highly probable and estimates the amount to be included in the transaction price using the most likely amount method. If it is highly probable that a significant revenue reversal would not occur, the associated milestone value is included in the transaction price. Milestone payments that are not within the control of Genmab or the license and collaboration partner, such as regulatory approvals, are not considered probable of being achieved until those approvals are received. The transaction price is then allocated to each performance obligation on a relative stand-alone selling price basis, for which Genmab recognizes revenue as or when the performance obligations under the contract are satisfied. At the end of each subsequent reporting period, Genmab re-evaluates the probability of achievement of such development milestones and commercial milestones and any related constraint, and if necessary, adjusts its estimate of the overall transaction price. Any such adjustments are recorded on a cumulative catch-up basis, which would affect revenue and earnings in the period of adjustment. Under all of Genmab’s existing license and collaboration agreements, milestone payments have been allocated to the license transfer performance obligation.
Collaboration Revenue: Collaboration revenue includes the result of profit sharing arrangements for the sale of commercial products by our collaboration partners. When Genmab’s collaboration partner is determined to be the principal in sales to end customers, Genmab’s share of profits for the sale of commercial products is included in collaboration revenue.
License Revenue for Intellectual Property: If the license to Genmab’s functional intellectual property is determined to be distinct from the other performance obligations identified in the arrangement,
Genmab recognizes revenues from non-refundable upfront fees allocated to the license at the point in time the license is transferred to the licensee and the licensee is able to use and benefit from the license. For licenses that are bundled with other promises, Genmab utilizes judgement to assess the nature of the combined performance obligation to determine whether the combined performance obligation is satisfied over time or at a point in time and, if over time, the appropriate method of measuring progress for purposes of recognizing revenue from non-refundable, upfront fees. Under all of Genmab’s existing license and collaboration agreements the license to functional intellectual property has been determined to be distinct from other performance obligations identified in the agreement.
Refer to Note 5.6 for detailed information regarding Genmab’s significant Research Collaborations,
License Agreements and Collaborative Agreements.
Refer to Note 1.3 for Management’s judgements and estimates related to revenue recognition.
2.2 - Information about Geographical Areas
Genmab is managed and operated as one business unit, which is reflected in the organizational structure and internal reporting. No separate lines of business or separate business entities have been identified with respect to any licensed products, marketed products, product candidates or geographical markets and no segment information is currently prepared for internal reporting.
Accordingly, it has been concluded that it is not relevant to include segment disclosures in the financial statements as Genmab’s business activities are not organized on the basis of differences in related product and geographical areas.

	Revenue	Non-current assets	Revenue	Non-current assets	Revenue	Non-current assets
	2025		2024		2023
Denmark	3,326	1,791	2,868	1,779	2,329	75
Netherlands	1	7,512	—	108	—	130
United States	180	459	131	447	55	56
Japan	213	12	122	14	6	8
China	—	6	—	7	—	—
Total	3,720	9,780	3,121	2,355	2,390	269
Out of total non-current assets of $9,780 million, $1,728 million relates to intangible assets in Denmark primarily acquired as part of the acquisition of ProfoundBio, $7,394 million relates to intangibles in the
Netherlands acquired as a part of the acquisition of Merus N.V. and $355 million relates to Goodwill in the
United States acquired through the acquisition of ProfoundBio.

Accounting Policies
Geographical information is presented for Genmab’s revenue and non-current assets. Revenue is attributed to countries on the basis of the location of the legal entity holding the contract with the counterparty. Non-current assets comprise intangible assets, goodwill, property and equipment, right-of-
use assets, and receivables.
2.3 - Staff Costs

	2025	2024	2023
Wages and salaries	547	460	381
Share-based compensation	128	105	85
Defined contribution plans	34	30	25
Other social security costs	77	58	49
Government grants related to research and development expenses	(23)	(22)	(25)
Total	763	631	515
Staff costs are included in the Consolidated Statements of Comprehensive Income as follows:
Cost of product sales	4	2	—
Research and development expenses	436	366	291
Selling, general and administrative expenses	323	263	224
Total	763	631	515
Average number of FTE	2,694	2,535	2,011
Number of FTE at year-end	3,029	2,682	2,204
Staff costs also include $58 million of payments to Merus option holders for the portion of the equity payout attributable to the post-combination period, which were recorded in Acquisition and integration related charges in the Consolidated Statements of Income during the fourth quarter of 2025.
Refer to Note 4.6 for additional information regarding share-based instruments, Note 5.1 for additional information regarding the remuneration of the Board and Executive Management and Note 5.5 for
additional information related to the acquisition of Merus.

Accounting Policies
Staff costs
Wages and salaries, other social security costs, paid leave and bonuses, and other employee benefits are recognized in the financial year in which the employee performs the associated work.
Genmab’s pension plans are classified as defined contribution plans and, accordingly, no pension obligations are recognized in the balance sheet. Costs relating to defined contribution plans are included in the income statement in the period in which they are accrued, and outstanding contributions are included in other payables.
Termination benefits are recognized as an expense, when Genmab is committed demonstrably, without realistic possibility of withdrawal, to a formal detailed plan to terminate employment.
2.4 - Corporate and Deferred Tax
Taxation – Income Statement & Shareholders’ Equity

	2025	2024	2023
Current tax on profit	256	261	189
Adjustment to deferred tax	(63)	14	(9)
Net increase (decrease) of unrecognized deferred tax assets for the year	51	(84)	6
Effect of exchange rate adjustment	(3)	2	—
Total tax for the period in the income statement	241	193	186

	2025	2024	2023
Net profit before tax	1,204	1,326	817
Tax at the Danish corporation tax rate of 22% for all periods	265	292	180
Tax effect of:
Net increase (decrease) of unrecognized deferred tax assets for the year	51	(84)	6
Net of non-taxable income over non- deductible expenses	(36)	13	1
Other current and deferred tax adjustments	(36)	(30)	(1)
Effect of exchange rate adjustment	(3)	2	—
Total tax effect	(24)	(99)	6
Total tax for the period in the income statement	241	193	186
Total tax for the period in shareholders' equity	(3)	7	8
Effective Tax Rate	20.0%	14.6%	22.8%
Corporate tax consists of current tax and the adjustment of deferred taxes during the year. The corporate tax expense was $241 million in 2025, $193 million in 2024 and $186 million in 2023. Tax benefits of $3 million in 2025, tax expense of $7 million in 2024 and tax expense of $8 million in 2023, related to excess tax benefits for share-based compensation were recorded directly in shareholders’ equity. Other current and deferred tax adjustments primarily driven by income subject to tax at a lower rate than the statutory
U.S. rate.
There were no additional unrecognized tax losses utilized in 2025. As a result of the ProfoundBio integration activities, Genmab utilized approximately $360 million of previously unrecognized tax losses during 2024, compared to an estimate of $319 million disclosed in the prior year.
Genmab operates in multiple jurisdictions which have enacted new legislation to implement the global minimum top-up tax, which became effective on January 1, 2024. Under this legislation, the Company is liable to pay a top-up tax for the difference between its GloBE Effective Tax Rate per jurisdiction and the minimum rate of 15 percent. The rules have no impact on the tax position of Genmab in 2025.
Taxation – Balance Sheet
Significant components of the deferred tax asset(liability) are as follows:

	December 31,	December 31,	January 1,
	2025	2024	2024
Share-based instruments	52	38	5
Deferred revenue	16	16	16
Intangible assets	(410)	(409)	(9)
Liabilities	30	9	3
Tax losses and credits carried forward	33	48	—
Other temporary differences	86	95	16
Total	(193)	(203)	31

	Share- based instruments	Deferred revenue	Intangible assets	Liabilities	Tax losses carried forward	Other temporary differences	Total
2025
Net deferred tax asset/(liability) at the beginning of the year	38	16	(409)	9	48	95	(203)
Recognised in Profit or Loss	14	—	(1)	21	(15)	(9)	10
Acquired in Business Combinations	—	—	—	—	—	—	—
Net deferred tax asset/(liability) at the end of the year	52	16	(410)	30	33	86	(193)

2024
Net deferred tax asset/(liability) at the beginning of the year	5	16	(9)	3	—	16	31
Recognised in Profit or Loss	33	—	(52)	6	48	79	114
Acquired in Business Combinations	—	—	(348)	—	—	—	(348)
Net deferred tax asset/(liability) at the end of the year	38	16	(409)	9	48	95	(203)
Genmab recognizes deferred tax assets if it is probable that sufficient taxable income will be available in the future. Management has considered future taxable income and applied its judgement in assessing whether deferred tax assets should be recognized.
The difference between the deferred tax liability as of December 31, 2024 and the deferred tax liability acquired as part of the acquisition of ProfoundBio relates to the reestablishment of the deferred tax liability as a result of the transfer of intangible assets from ProfoundBio US to Genmab A/S during the fourth quarter of 2024. The transferred intangible assets were fully depreciated for Danish tax purposes in 2024.
As of December 31, 2025, Genmab had estimated gross unrecognized tax loss carryforwards in the
Netherlands of $1.6 billion and in the United States of $0.1 billion to reduce future taxable income.
As of December 31, 2024, Genmab had estimated gross unrecognized tax loss carryforwards in the
Netherlands of $0.1 billion. The increase of the loss carryforwards is due to the acquisition of Merus
B.V; and Merus U.S. The tax losses available in the Netherlands and the United States as of December 31,
2025 can be carried forward indefinitely.

Accounting Policies
Corporate Tax
Corporate tax, which consists of current tax and deferred taxes for the year, is recognized in the income statement, except to the extent that the tax is attributable to items which directly relate to shareholders’
equity or other comprehensive income.
Current tax assets and liabilities for current and prior periods are measured at the amounts expected to be recovered from or paid to the tax authorities.
Deferred Tax
Deferred tax accounting requires recognition of deferred tax on all temporary differences between the carrying amount of assets and liabilities and the tax base of such assets and liabilities. This includes the tax value of certain tax losses carried forward.
Deferred tax is calculated in accordance with the tax regulations in the local countries and the tax rates expected to be in force at the time the deferred tax is utilized. Changes in deferred tax as a result of changes in tax rates are recognized in the income statement.
Deferred tax assets resulting from temporary differences, including the tax value of losses to be carried forward, are recognized only to the extent that it is probable that future taxable profit will be available against which the differences can be utilized.
Deferred tax liabilities are recognized for taxable temporary differences that arise when the carrying amount of an asset exceeds its tax basis or the carrying amount of a liability is less than its tax base.

Management’s Judgements and Estimates
Deferred Tax
Genmab recognizes deferred tax assets if Management assesses that these tax assets can be offset against positive taxable income within the foreseeable future. This judgement is made on an ongoing basis and is based on numerous factors, including actual results, budgets, and business plans for the coming years.
Realization of deferred tax assets is dependent upon a number of factors, including estimated future taxable earnings, the timing and amount of which are highly uncertain. A significant portion of Genmab’s future taxable income will be driven by future events that are highly susceptible to factors outside the control of Genmab including overall commercial growth, specific clinical outcomes, regulatory approvals, advancement of Genmab’s product pipeline and other matters. As such, changes in estimates of the impact from these factors could impact Genmab’s future taxable income in a positive or negative manner.
As of December 31, 2025, the deferred tax assets of Merus B.V. and Merus U.S. are not recognized. As a result of the ProfoundBio integration activities, Genmab, based on current business plans and estimates of future taxable income, recognized a significant portion of previously unrecognized deferred tax assets during 2024.2.5 - Profit Per Share

	2025	2024	2023
Net profit	963	1,133	631
(Shares)
Weighted average number of shares outstanding	64,721,175	66,139,029	66,023,437
Weighted average number of treasury shares	(2,570,090)	(1,952,382)	(713,693)
Weighted average number of shares excl. treasury shares	62,151,085	64,186,647	65,309,744
Adjustments for share-based instruments, dilution	540,545	469,339	587,833
Weighted average number of shares, diluted	62,691,630	64,655,986	65,897,577
Basic net profit per share	15.50	17.66	9.67
Diluted net profit per share	15.37	17.53	9.58
In the calculation of the diluted net profit per share for 2025, 1,067,239 potential ordinary shares related to share-based instruments have been excluded as they are anti-dilutive, compared to 788,967 and 248,649 for 2024 and 2023, respectively.

Accounting Policies
Basic Net Profit Per Share
Basic net profit per share is calculated as the net profit for the period divided by the weighted average number of outstanding ordinary shares, excluding treasury shares.
Diluted Net Profit Per Share
Diluted net profit per share is calculated as the net profit for the period divided by the weighted average number of outstanding ordinary shares, excluding treasury shares and adjusted for the dilutive effect of share equivalents.